TERRA PROPERTY TRUST AND WESTERN ASSET MORTGAGE CAPITAL CORPORATION ANNOUNCE MERGER TO FORM CREDIT-ORIENTED REAL ESTATE INVESTMENT TRUST

New York, NY, June 28, 2023 /PRNewswire/ – Terra Property Trust, Inc. (“TPT”), an externally managed real estate investment trust (“REIT”) that originates, invests in, and manages loans and assets secured by commercial real estate (“CRE”), and Western Asset Mortgage Capital Corporation (NYSE: WMC), an externally managed REIT that invests in, finances, and manages a portfolio of real estate-related securities, whole loans, and other financial assets, today jointly announced that they have entered into a definitive merger agreement (the “Agreement”) under which TPT and WMC have agreed to combine to form a REIT that is expected to have approximately $1.2 billion in assets and $436 million of adjusted book value upon completion of the merger (prior to deducting transaction expenses).

Under the terms of the Agreement, WMC will issue to TPT stockholders newly designated shares of WMC Class B common stock as merger consideration. The number of shares of WMC Class B common stock to be received by TPT stockholders will be based on an exchange ratio to be determined by dividing TPT’s adjusted book value per share by WMC’s adjusted book value per share, calculated pursuant to the terms of the Agreement. Under the Agreement, the book values of each company will reflect certain agreed adjustments; TPT's book value will include accumulated depreciation and amortization on real estate assets owned, and WMC's will reflect the deconsolidation of variable interest entities. For illustrative purposes, as of March 31, 2023, WMC’s and TPT’s adjusted book values per share would have been $17.30 and $13.58 (before transaction expenses), respectively, with every TPT share being exchanged on a pro forma basis for 0.785 WMC shares. This would value WMC at 100% of its adjusted book value (prior to deducting transaction expenses) of approximately $106 million as of March 31, 2023, as compared to WMC’s market capitalization of approximately $56 million based on the closing price of WMC’s common stock on June 27, 2023.

The newly issued WMC Class B common shares will have dividend, distribution, and other rights identical to those of WMC’s Class A common shares, except that the newly issued WMC Class B common stock will not be listed on the New York Stock Exchange but will automatically convert into an equal number of shares of WMC Class A common stock in one-third increments on the 6-, 12-, and 18-month anniversaries of the completion of the merger. WMC’s stockholders will retain their existing shares, which will be reclassified as Class A common stock at the effective time of the merger and continue to be listed on the New York Stock Exchange under a new name. Upon the closing of the merger, TPT stockholders are expected to own approximately 76% of the combined company’s outstanding common stock, while WMC stockholders are expected to own approximately 24%.

A subsidiary of Mavik Capital Management, LP ("Mavik"), the external manager of TPT, has committed to use reasonable best efforts to purchase or cause a third party to purchase shares of WMC Class A common stock with an aggregate purchase price of up to $4.0 million after the closing and prior to the three-month anniversary of the completion of the merger to support the combined company's common stock trading level, subject to the terms of the equity support agreement.

“This transaction provides for a valuation of WMC’s equity based on its adjusted book value per share, which is significantly greater than WMC’s market capitalization based on recent trading levels. It will also enable WMC shareholders to benefit from increased operational scale and cost synergies and represents an attractive long-term investment opportunity in a diversified, credit-oriented platform positioned for growth,” said Bonnie Wongtrakool, Chief Executive Officer of WMC. “With reduced leverage levels and increased liquidity as a combined company, we believe WMC shareholders will greatly benefit from the partnership of a well-capitalized institutional partner in TPT, which brings a proven track record and has developed broad and deep expertise investing across cycles, property types, and markets.”

“This compelling combination is a unique opportunity to establish a diversified REIT that prioritizes capital preservation, maintains a robust balance sheet, and consistently generates attractive risk-adjusted returns for its shareholders,” said Vik Uppal, Chief Executive Officer of TPT.

Anticipated Benefits to WMC and TPT Stockholders from the Merger

1.Combined adjusted book value of approximately $436 million (prior to deducting transaction expenses)
2.Diversified investment portfolio with focus on shorter-tenor, floating-rate, low-LTV CRE loans
3.Opportunity to redeploy capital over time and increase exposure to CRE loans and equity investments to take advantage of attractive pricing environment and generate compelling total returns
4.Significant leverage reduction and reduced operating expenses (as a percentage of combined capital base)
5.Enhanced shareholder liquidity following the staggered conversion period for TPT shareholders

For a more detailed description of the anticipated benefits to WMC and TPT stockholders from the Merger, please see the investor presentation included as Exhibit 99.2 to WMC’s and TPT’s Form 8-Ks furnished with the U.S. Securities and Exchange Commission (the “SEC”) on June 28, 2023.

Management, Governance and Corporate Headquarters

Upon completion of the merger, TPT’s CEO, Vik Uppal, will serve as CEO and Chairman of the combined company, which will be headquartered in New York, New York. The Board of the combined company is expected to have eight directors and will consist of six TPT-designated directors and two WMC-designated directors. The combined company will be externally managed by a subsidiary of Mavik.

Timing and Approvals

The transaction has been unanimously approved by each of the Boards of Directors of TPT and WMC. The transaction is expected to close during the fourth quarter of 2023, subject to the respective approvals by the stockholders of TPT and WMC and other customary closing conditions. WMC has entered into a voting agreement with key stockholders of TPT under which such stockholders have committed to vote in favor of the transaction, subject to the terms and conditions of the voting agreement.

Advisors

Raymond James is acting as exclusive financial advisor, and Alston & Bird LLP is acting as legal advisor to TPT. JMP Securities, a Citizens Company, is acting as exclusive financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to WMC.

Important Additional Information and Where to Find It

In connection with the proposed merger, WMC expects to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that contains a prospectus of WMC that will also include a joint proxy statement of WMC and TPT (the “joint proxy statement/prospectus”). The joint proxy statement/prospectus will contain important information about WMC, TPT, the proposed merger and related matters. WMC and TPT also expect to file with the SEC other documents regarding the merger. STOCKHOLDERS OF WMC AND TPT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE

JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY WMC AND TPT WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT WMC, TPT, AND THE PROPOSED MERGER AND RELATED MATTERS. Stockholders of WMC and TPT may obtain free copies of the Registration Statement, the joint proxy statement/prospectus and all other documents filed or that will be filed by WMC or TPT with the SEC (if and when they become available) through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by WMC will be made available free of charge on WMC’s website at http://www.westernassetmcc.com, or by directing a request to its Investor Relations, Attention: Larry Clark at (310) 622-8223; email: lclark@finprofiles.com. Copies of documents filed with the SEC by TPT will be made available free of charge on TPT’s website at https://www.terrapropertytrust.com, or by directing a request to its Investor Relations at (212) 257-4666; email: ir@mavikcapital.com.

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Participants in Solicitation Relating to the Merger

WMC, TPT, and their respective directors and executive officers, and certain other affiliates of WMC or TPT may be deemed to be “participants” in the solicitation of proxies from the stockholders of WMC and TPT in respect of the proposed merger (the “Merger”). Information regarding WMC and its directors and executive officers and their ownership of common stock of WMC can be found in WMC’s definitive proxy statement filed with the SEC on May 2, 2023, and its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2022. Information regarding TPT and its directors and executive officers and their ownership of common stock of TPT can be found in TPT’s definitive proxy statement filed with the SEC on April 26, 2023, and its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2022. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC’s website and from WMC or TPT, as applicable, using the sources indicated above.

Forward-Looking Statements

This press release includes “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These forward-looking statements are based on current assumptions, expectations, and beliefs of WMC and TPT and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Neither WMC nor TPT can give any assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by use of forward-looking terminology such as “may,” “will,” “target,” “should,” “expect,” “attempt,” “anticipate,” “project,” “estimate,” “intend,” “seek,” “continue,” or “believe,” or the negatives thereof or other variations thereon or comparable terminology. Similarly, statements herein that describe certain plans, expectations, goals, projections, and statements about the proposed Merger, including its financial and operational impact, the benefits of the Merger, the expected timing of completion of the Merger, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; the inability to obtain stockholder approvals relating the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of WMC; the risk that the Merger and its announcement could have an adverse effect on the operating results and businesses of WMC and TPT; the outcome of any legal proceedings relating to the Merger; the ability to successfully integrate the businesses following the Merger; the ability to retain key personnel; conditions in the market for mortgage-related investments; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; conditions in the market for commercial and residential loans, securities and other investments; legislative and regulatory changes that could adversely affect the businesses of WMC or TPT; risks related to the origination and ownership of loans and other assets, which are typically short-term loans that are subject to higher interest rates, transaction costs and uncertainty on loan repayments; risks relating to any future impact of the COVID-19 pandemic, including the responses of governments and industries, on the real estate sector; credit risks; servicing-related risks, including those associated with foreclosure and liquidation; the state of the U.S. and to a lesser extent, international economy generally or in specific geographic regions; the general volatility of the securities markets in which WMC or TPT participate; WMC or TPT’s ability to maintain their respective qualification as a real estate investment trust for U.S. federal income tax purposes; and WMC or TPT’s ability to maintain their respective exemption from registration under the Investment Company Act of 1940, as amended. All such factors are difficult to predict, including those risks set forth in the WMC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at http://www.westernassetmcc.com and on the SEC’s website at http://www.sec.gov, and those risks set forth in TPT’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on TPT’s website at http://www.terrapropertytrust.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WMC nor TPT undertakes any obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.

About Western Asset Mortgage Capital Corporation

WMC is a real estate investment trust that invests in, finances, and manages a diverse portfolio of assets consisting of Residential Whole Loans, Non-Agency RMBS, and to a lesser extent GSE Risk Transfer Securities, Commercial Loans, Non-Agency CMBS, Agency RMBS, Agency CMBS, and ABS. The company is externally managed and advised by Western Asset Management Company, LLC, an investment advisor registered with the Securities and Exchange Commission and a wholly-owned subsidiary of Franklin Resources, Inc.

About Terra Property Trust, Inc.

Terra Property Trust, Inc. is an externally managed real estate investment trust that originates, invests in, and manages loans and assets secured by commercial real estate across the United States. The company’s objective is to continue to provide attractive risk-adjusted returns to its stockholders, primarily through current income and capital appreciation. The company has elected to be taxed as a real estate investment trust for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2016. The company is externally advised by Terra REIT Advisors, LLC, an affiliate of Mavik Capital Management, LP.

Contacts

Western Asset Mortgage Capital Corporation
Investor Relations Contact:
Larry Clark
Financial Profiles, Inc.
(310) 622-8223
lclark@finprofiles.com

Media Contacts
Western Asset Mortgage Capital Corporation
Tricia Ross
Financial Profiles, Inc.
(310) 622-8226
tross@finprofiles.com

Terra Property Trust, Inc.
Jonathan Keehner / Erik Carlson
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449